UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Stock Market LLC

Item 1.01 Entry Into a Material Agreement.

As previously reported, on July 24, 2023, Inpixon entered into an Agreement and Plan of Merger with XTI Aircraft Company (the “XTI Merger Agreement”). As a condition to closing the transactions contemplated by the XTI Merger Agreement (the “Proposed XTI Transaction”), Inpixon is required to complete the divestiture of its Shoom, SAVES and Game Your Game lines of business and investment securities, as applicable, by any lawful means, including a sale to one or more third parties, spin off, plan of arrangement, merger, reorganization, or any combination of the foregoing (the “Solutions Divestiture”). The Distribution (as defined below), if completed, would constitute part of the Solutions Divestiture.

On October 23, 2023, Inpixon entered into a Separation and Distribution Agreement (the “Separation Agreement”) with Grafiti Holding Inc., a British Columbia corporation and newly formed wholly-owned subsidiary of Inpixon (“Grafiti”), pursuant to which Inpixon plans to transfer to Grafiti all of the outstanding shares of Inpixon Ltd., a United Kingdom (the “UK”) limited company that operates Inpixon’s SAVES line of business in the UK (“Inpixon UK”), such that Inpixon UK will become a wholly-owned subsidiary of Grafiti (the “Reorganization”). Following the Reorganization and subject to conditions in the Separation Agreement, Inpixon will spin off Grafiti (the “Spin-off”) by distributing to Inpixon stockholders and certain securities holders as of a record date to be determined (the “Participating Securityholders”) on a pro rata basis all of the outstanding common shares of Grafiti (the “Grafiti Common Shares”) owned by Inpixon (the “Distribution”), subject to certain lock-up restrictions and subject to registration of the Grafiti Common Shares pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act of 1933, as amended (the “Securities Act”), as further described below.

On October 23, 2023, Inpixon entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among Inpixon, Damon Motors Inc., a British Columbia corporation (“Damon”), Grafiti, and 1444842 B.C. Ltd., a British Columbia corporation and a newly formed wholly-owned subsidiary of Grafiti (“Amalco Sub”), pursuant to which it is proposed that Amalco Sub and Damon amalgamate under the laws of British Columbia, Canada with the amalgamated company (the “Damon Surviving Corporation”) continuing as a wholly-owned subsidiary of Grafiti (the “Business Combination”). The Business Combination is subject to material conditions, including approval of the Business Combination by securities holders of Damon, approval of the issuance of Grafiti Common Shares to Damon securities holders pursuant to the Business Combination Agreement by a British Columbia court after a hearing upon the fairness of the terms and conditions of the Business Combination Agreement as required by the exemption from registration provided by Section 3(a)(10) under the Securities Act, and approval of the listing of the Grafiti Common Shares on the Nasdaq Stock Market (“Nasdaq”) after giving effect to the Business Combination. Upon the consummation of the Business Combination (the “Closing”), both Inpixon UK and the Damon Surviving Corporation will be wholly-owned subsidiaries of Grafiti, which will adopt a new name as determined by Damon. Grafiti, after the Closing, is referred to herein as the “combined company.” Pursuant to the Business Combination Agreement, the parties will take all necessary action so that at the Closing, the board of directors of the combined company will consist of such directors as Damon may determine, subject to the independent requirements under the Nasdaq rules, and provided that at least one director will be nominated by Grafiti.

Holders of Grafiti Common Shares, including Participating Securityholders and management that hold Grafiti Common Shares immediately prior to the closing of the Business Combination, are anticipated to retain approximately 18.75% of the outstanding capital stock of the combined company determined on a fully diluted basis, which includes up to 5% in equity incentives which may be issued to Inpixon management.

Inpixon expects that there will be no public trading market for the Grafiti Common Shares unless the Business Combination is consummated.

Transaction Documents

Separation Agreement

On October 23, 2023, Inpixon entered into the Separation Agreement with Grafiti, pursuant to which, among other things, Inpixon plans to complete the Reorganization, following which, subject to conditions in the Separation Agreement, Inpixon plans to spin off Grafiti by distributing to Inpixon Participating Securityholders on a pro rata basis all of the outstanding Grafiti Common Shares owned by Inpixon, subject to certain lock-up restrictions and subject to registration of the Grafiti Common Shares pursuant to the Exchange Act or the Securities Act.

The Separation Agreement also sets forth other agreements among Inpixon and Grafiti related to the Spin-off, including provisions concerning the termination of certain intercompany agreements and settlement of intercompany accounts. Grafiti will also enter into an assignment and assumption agreement and a transition services agreement with Inpixon prior to completion of the Spin-off to facilitate the separation of the Grafiti business and the operation of Grafiti and Inpixon as independent public companies.

Consummation of the Spin-off is subject to customary conditions, including the following material conditions, (i) the transfer of Inpixon UK and related liabilities to Grafiti in accordance with the Separation Agreement will have been completed, and (ii) the Grafiti Common Shares shall have been registered under the Exchange Act or the Securities Act in connection with the Distribution.

The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Business Combination Agreement

Structure and Consideration

In accordance with a plan of arrangement under the Business Corporations Act (British Columbia), at the effective time of the Business Combination (the “Effective Time”):

(i) Each convertible note of Damon (“Damon Notes”) issued and outstanding immediately prior to the Effective Time shall be automatically converted into such number of common shares of Damon (“Damon Common Shares”) such that following the exchange of such Damon Common Shares by applying the Exchange Ratio (as described below) in accordance with the Business Combination Agreement, the holders of the Damon Notes will receive such number of Grafiti Common Shares that they are entitled to receive upon a Public Company Event (as such term is defined in the Damon Notes).

(ii) Each simple agreement for future equity of Damon (“Damon SAFE”) issued and outstanding immediately prior to the Effective Time shall be automatically converted into such number of Damon Common Shares such that following the exchange of such Damon Common Shares by applying the Exchange Ratio in accordance with the Business Combination Agreement, the holders of Damon SAFEs will each receive such number of Grafiti Common Shares that they are entitled to receive in accordance with the terms of the Damon SAFEs.

(iii) Each share of Class A Series 1 preferred shares, Class A Series 2 preferred shares, Class B preferred shares, seed preferred shares of Damon and any other class or series of Damon preferred shares (collectively, the “Damon Preferred Shares”) issued and outstanding immediately prior to the Effective Time (other than Damon Preferred Shares held by dissenting holders) shall be automatically converted into such number of Damon Common Shares as set out on a schedule to be attached to the plan of arrangement.

(iv) All Damon Common Shares issued and outstanding immediately prior to the Effective Time, inclusive of all Damon Common Shares issued pursuant to the foregoing paragraphs (i), (ii) and (iii) (other than Damon Common Shares and Damon Preferred Shares (collectively, “Damon Shares”) held by dissenting holders) will be transferred and assigned to Grafiti in consideration for a number of Grafiti Common Shares determined by multiplying such number of Damon Common Shares by the Exchange Ratio.

(v) Each option (whether vested or unvested) to purchase Damon  Shares (“Damon Options”) issued and outstanding immediately prior to the Effective Time will be exchanged for an option (a “Converted Option”) (i) to acquire, subject to substantially the same terms and conditions as were applicable to the Damon Options, a number of Grafiti Common Shares (rounded down to the nearest whole share) equal to the product of (A) the number of Damon Common Shares underlying such Damon Option, multiplied by the Exchange Ratio, (ii) at an exercise price per share (rounded up to the nearest whole cent) equal to (a) the exercise price per share of such Damon Option immediately prior to the Effective Time divided by (B) the Exchange Ratio.

(vi) Each warrant to purchase Damon Shares (“Damon Warrant”) issued and outstanding immediately prior to the Effective Time, will be exchanged for a warrant (a “Converted Warrant”) (i) to acquire, subject to substantially the same terms and conditions as were applicable under such Damon Warrant, a number of Grafiti Common Shares (rounded down to the nearest whole share) equal to the product of (A) the number of Damon Common Shares underlying such Damon Warrant, multiplied by (B) the Exchange Ratio, (ii) at an exercise price per share (rounded up to the nearest whole cent) equal to (A) the exercise price per share of such Damon Warrant immediately prior to the Effective Time divided by (B) the Exchange Ratio.

(vii) Each share of Amalco Sub issued and outstanding immediately prior to the Effective Time will be exchanged into and become one newly issued, fully paid and nonassessable share of the corporate entity resulting from the amalgamation (“Damon Surviving Company”).

(viii) As consideration for the issuance by Grafiti of Grafiti Common Shares described in paragraph (iv), Damon Surviving Company shall issue to Grafiti one common share in its capital for each share of Grafiti Common Shares issued pursuant to the transactions described in paragraph (iv).

The Exchange Ratio is defined in the Business Combination Agreement as the quotient of (A) the difference of (i) the quotient of the fully diluted shares of Grafiti immediately prior to the Closing divided by 18.75% minus (ii) the fully diluted shares of Grafiti immediately prior to the Closing; divided by (B) the fully diluted shares of Damon immediately prior to the Closing.

Representations and Warranties & Covenants

Pursuant to the Business Combination Agreement, Damon, Grafiti, Amalco Sub and Inpixon each made representations and warranties, which will not survive the Effective Date.

In addition, the parties to the Business Combination Agreement agreed to be bound by certain covenants including, among others, that (i) Grafiti shall promptly prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) to register the Grafiti Common Shares to be distributed in the Distribution, (ii) within 30 days after the execution date of the Business Combination Agreement, Damon shall obtain executed support agreements from a sufficient number of Damon securityholders to approve the Business Combination and obtain executed lock-up agreements from Damon securityholders holding at least 95% of Damon’s fully diluted shares, excluding holders of Company notes issued in the June 2023 Note Offering (as defined in the Business Combination Agreement), (iii) Grafiti shall apply substantially the same lock-up terms to Grafiti Common Shares issued in the Distribution as those contained in the Lock-up Agreements by incorporating such terms in its organization documents or through another mechanism, (iv) Damon shall hold a meeting of Damon securities holders to vote on the matters necessary for the Business Combination under a court-supervised plan of arrangement, (v) the parties shall work together to establish the terms for an equity incentive plan at Grafiti prior to filing the Registration Statement, and (vi) to establish the terms of consulting agreements with certain Grafiti management members who will provide transition services to the combined company.

The covenants made under the Business Combination Agreement generally will not survive the Closing, with the exception of certain covenants and agreements that by their terms are to be performed in whole or in part after the Closing, which will survive in accordance with the terms of the Business Combination Agreement.

Conditions to Closing

The consummation of the Business Combination is subject to customary conditions, including the following material conditions: (i) the approval of the Business Combination by the Damon securityholders shall have been obtained, (ii) the Registration Statement shall have become effective under the Securities Act or the Exchange Act, (iii)  the Grafiti Common Shares to be issued pursuant to the Business Combination shall have been approved for listing on the Nasdaq Stock Market after giving effect to the Business Combination, (iv)  the interim and final orders issued by the Supreme Court of British Columbia approving the Business Combination shall have been obtained on terms consistent with the Business Combination Agreement, (v) the parties shall have obtained all the consents and approvals as may be necessary or required to consummate the Business Combination pursuant to the Competition Act (Canada) and the Investment Canada Act, (vi) Grafiti shall have received a receipt from the British Columbia Securities Commission in respect of the final non-offering prospectus, and (vii) dissent rights shall not have been exercised with respect to more than 5% of the issued and outstanding Damon Shares.

Damon’s obligation to consummate the Business Combination is also conditioned on the Spin-off being completed in accordance with certain terms required in the Business Combination Agreement.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including (i) by the mutual written consent of Inpixon and Damon, (ii) by Inpixon or Damon, if the Closing shall not have occurred on or before March 31, 2024, which may be extended by either party for 30 days, and thereafter by both parties for an additional 30 days, (iii) by Inpixon or Damon, if there has been any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority that would make the Business Combination illegal or otherwise prohibits or enjoins the Business Combination, (iv) by Inpixon or Damon, if Damon has not obtained the requisite approval from its securities holders, or (v) by Inpixon or Damon, if the other breaches certain representations, warranties, or covenants, as specified in the Business Combination Agreement, or if the other experiences a material adverse effect and that breach or material adverse effect is unable to be cured, or is not cured, within 20 days; provided that Grafiti or Damon shall pay the other side all reasonable and documented transaction expenses of the other side up to $1 million if the Business Combination Agreement is terminated pursuant to (v) above, and Damon shall pay Inpixon a termination fee of $2 million if the Business Combination Agreement is terminated pursuant to (ii), (iv) and (v) above.

The foregoing description of the Business Combination Agreement is not complete and is qualified in its entirety by reference to the Business Combination Agreement, which is filed as Exhibit 2.2 to this Current Report, and incorporated herein by reference.

Bridge Note

Immediately following the execution of the Business Combination Agreement and no later than October 27, 2023, Inpixon will purchase a convertible note from Damon in an aggregate principal amount of $3 million (the “Bridge Note”) together with the Bridge Note Warrant (as defined below) pursuant to a private placement, for a purchase price of $3 million. The Bridge Note has a 12% annual interest rate, payable on the maturity date, which is twelve months from June 16, 2023. The full principal balance and interest on the Bridge Note will automatically convert into common shares of Damon upon the public listing of Damon or a successor issuer thereof on a national securities exchange (a “Public Company Event”). The number of shares issued upon conversion due to a Public Company Event will equal the quotient obtained by dividing (x) the outstanding principal and unpaid accrued interest on the date of a Public Company Event (or within ten trading days of a direct listing), if any, by (y) the lesser of the then applicable Conversion Price or Public Company Event Conversion Price, each as defined in the Bridge Note. The Bridge Note will contain customary covenants relating to Damon’s financials and operations.

Inpixon will receive a five-year warrant to purchase 1,096,321 Damon Common Shares in connection with the Bridge Note (“Bridge Note Warrant”) at an exercise price as defined in the Bridge Note Warrant, in each case subject to adjustments for dividends, splits and subsequent equity sales by Damon. The Bridge Note Warrant contains a cashless exercise option if the warrant shares are not covered by an effective registration statement within 180 days following the consummation of the Public Company Event, and also a full ratchet price protection feature.

If the Business Combination is consummated, the Bridge Note will be converted into Grafiti Common Shares upon consummation of the Business Combination and the Bridge Note Warrant will become exercisable for Grafiti Common Shares.

The foregoing descriptions are not complete and are qualified in their entirety by reference to the Securities Purchase Agreement, the Bridge Note and the Bridge Note Warrant, as applicable, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report and incorporated herein by reference.

Certain Other Transaction Documents

Certain additional agreements will be entered into in connection with the transactions contemplated by the Business Combination Agreement, the Separation Agreement and the other agreements described above, including, among others:

●	a Transition Services Agreement by and between Inpixon and Grafiti, pursuant to which each party will, on a transitional basis, provide the other party with certain support services and other assistance after the Closing.

●	Lock-Up Agreements by and between Grafiti, Damon and Damon securityholders who are insiders (each, a “Damon Insider Lock-up Agreement”), under which such Damon securityholders will agree to certain lock-up restrictions with respect to any Grafiti securities they acquire pursuant to the Business Combination Agreement for 180 days following the Closing.

●	Lock-Up Agreements by and between Grafiti, Damon and Damon securityholders who are not insiders (each, a “Damon Lock-up Agreement”), under which such Damon securityholders will agree to certain lock-up restrictions with respect to any Grafiti securities they acquire pursuant to the Business Combination Agreement for 180 days following the Closing, subject to the following release schedule: 20% at the Closing, 40% at 90 days following the Closing, and the remaining 40% at 180 days following the Closing; or 100% if the trading price of the common shares of the combined company reaches a certain threshold.

●	Securityholder Support Agreements by and among Inpixon, Grafiti, Damon and certain Damon securityholders (each, a “Support Agreement”), under which such Damon securityholders will agree, among other things, (i) approve the plan of arrangement and other transactions contemplated in the Business Combination Agreement, (ii) attend and ensure the presence of their voting securities at meetings or consent actions to establish a quorum, (iii) vote in favor of the plan of arrangement, adoption of the Business Combination Agreement, and any other matters required for the completion of the transactions, and (iv) vote against any proposals or actions that could impede, delay, or negatively affect the plan of arrangement and other transactions in the Business Combination Agreement, or breach any terms of the Business Combination Agreement.

The Separation Agreement, the Business Combination Agreement, the form of the Support Agreement, the form of the Damon Insider Lock-up Agreement, the form of the Damon Lock-up Agreement, the Securities Purchase Agreement, the Bridge Note and the form of the Bridge Note Warrant have each been filed as exhibits to this Current Report, and the above descriptions have been included to provide investors and security holders with information regarding the terms of such agreements. They are not intended to provide any other factual information about Damon, Grafiti, Amalco Sub, Inpixon, any of their respective subsidiaries or affiliates. The Business Combination Agreement contains representations and warranties that Inpixon, Grafiti, and/or Amalco Sub, on the one hand, and Damon, on the other hand, have made to each other as of specific dates and/or times. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to the Business Combination Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, such representations and warranties should not be relied upon as statements of factual information. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 7.01 Regulation FD Disclosure.

On October 23, 2023, Inpixon issued a press release (the “Press Release”) announcing the entry into the Separation Agreement and the Business Combination Agreement. The Press Release is attached to this Current Report as Exhibit 99.1 and incorporated by reference herein.

The information furnished with this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act, or the Exchange Act.

Item 8.01 Other Events.

On October 23, 2023, Inpixon announced in the Press Release that its board of directors had set October 24, 2023 as the record date for the stockholders entitled to vote at the special meeting in lieu of the 2023 annual meeting of stockholders of Inpixon related to the Proposed XTI Transaction.

Important Information about the Proposed Transaction and Where to Find It

In connection with the Spin-off, Grafiti will file with the SEC a registration statement registering Grafiti Common Shares. Grafiti will also file a preliminary and final non-offering prospectus with the British Columbia Securities Commission in connection with the Business Combination. This Current Report does not contain all the information that should be considered concerning the Spin-off and the Business Combination (collectively, the “Proposed Transaction”) and is not a substitute for any other documents that Inpixon or Grafiti may file with the SEC, or that Damon may send to securities holders in connection with the Business Combination. It is not intended to form the basis of any investment decision or any other decision in respect to the Proposed Transaction. Damon’s stockholders and Inpixon’s stockholders and other interested persons are advised to read, when available, the registration statement of Grafiti together with its exhibits, as these materials will contain important information about Inpixon, Grafiti, Damon, and the Proposed Transaction.

The registration statement and other documents to be filed by Grafiti with the SEC will also be available free of charge, at the SEC’s website at www.sec.gov, or by directing a request to: Grafiti Holding Inc., 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303.

Forward-Looking Statements Regarding the Proposed Transaction

This Current Report, along with the exhibits attached hereto, contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements other than statements of historical fact contained in this Current Report, including statements regarding the benefits of the Proposed Transaction, the anticipated timing of the completion of the Proposed Transaction, the products under development by Damon and the markets in which it plans to operate, the advantages of Damon’s technology, Damon’s competitive landscape and positioning, and Damon’s growth plans and strategies, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Inpixon and its management, and Damon and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to:

●	the risk that the Proposed Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Inpixon’s securities;

●

the risk that the public market valuation of the combined company following the consummation of the Business Combination may differ from the valuation range ascertained by the parties to the Business Combination and their respective financial advisors, and that the valuation to be ascertained by an independent financial advisor to Damon in connection with the Business Combination may differ from the valuation ascertained by Inpixon’s independent financial advisor;

●	the failure to satisfy the conditions to the consummation of the Proposed Transaction, including receiving the necessary approvals from the Damon securityholders and the Supreme Court of British Columbia, Canada with respect to the plan of arrangement;

●	the occurrence of any event, change or other circumstance that could give rise to the termination of the Proposed Transaction;

●	the effect of the announcement or pendency of the Proposed Transaction on Inpixon, Grafiti and Damon’s business relationships, performance, and business generally;

●	risks that the Proposed Transaction disrupts current plans of Inpixon, Grafiti and Damon and potential difficulties in their employee retention as a result of the Proposed Transaction;

●	the outcome of any legal proceedings that may be instituted against Damon, Grafiti or Inpixon related to the Proposed Transaction;

●	failure to realize the anticipated benefits of the Proposed Transaction;

●	the inability to satisfy the initial listing criteria of Nasdaq or obtain Nasdaq approval of the initial listing of the combined company on Nasdaq;

●	the risk that the price of the securities of the combined company may be volatile due to a variety of factors, including changes in the highly competitive industries in which Grafiti and Damon operate, variations in performance across competitors, changes in laws, regulations, technologies that may impose additional costs and compliance burdens on Grafiti and Damon’s operations, global supply chain disruptions and shortages, and macro-economic and social environments affecting Grafiti and Damon’s business and changes in the combined capital structure;

●	the inability to implement business plans, forecasts, and other expectations after the completion of the Proposed Transaction, and identify and realize additional opportunities;

●	the risk that Damon has a limited operating history, has not achieved sufficient sales and production capacity at a mass-production facility, and Damon and its current and future collaborators may be unable to successfully develop and market Damon’s motorcycles or solutions, or may experience significant delays in doing so;

●	the risk that the combined company may never achieve or sustain profitability;

●	the risk that Damon and the combined company may be unable to raise additional capital on acceptable terms to finance its operations and remain a going concern;

●	the risk that the combined company experiences difficulties in managing its growth and expanding operations;

●	the risk that Damon’s non-binding reservations are canceled, modified, delayed or not placed and that Damon must return the refundable deposits and such reservations are not converted to sales;

●	the risks relating to Damon’s ability to satisfy the conditions and deliver on the orders and reservations, its ability to maintain quality control of its motorcycles, and Damon’s dependence on third parties for supplying components and manufacturing the motorcycles;

●	the risk that other motorcycle manufacturers develop competitive electric motorcycles or other competitive motorcycles that adversely affect Damon’s market position;

●	the risk that Damon’s patent applications may not be approved or may take longer than expected, and Damon may incur substantial costs in enforcing and protecting its intellectual property;

●	the risk that Damon’s estimates of market demand may be inaccurate; and

●	other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Inpixon’s Annual Report on Form 10-K for the year ended December, 31, 2022, which was filed with the SEC on April 17, 2023 and Quarterly Report on Form 10-Q for the quarterly period thereafter, as such factors may be updated from time to time in Inpixon’s filings with the SEC, and the registration statement to be filed by Grafiti in connection with the Spin-off. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Inpixon nor Damon gives any assurance that either Inpixon or Damon or the combined company will achieve its expected results. Neither Inpixon nor Damon undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Important Information About the Proposed XTI Transaction and Where to Find It

This Current Report and its exhibits, in part, relate to a proposed transaction between XTI Aircraft Company (“XTI”) and Inpixon pursuant to an agreement and plan of merger, dated as of July 24, 2023, by and among Inpixon, Superfly Merger Sub Inc. and XTI (the “Proposed XTI Transaction”). Inpixon filed a registration statement on Form S-4 with the SEC on August 14, 2023, as amended by Amendment No. 1 filed on October 6, 2023, which included a preliminary prospectus and proxy statement of Inpixon in connection with the Proposed XTI Transaction, referred to as a proxy statement/prospectus. The registration statement on Form S-4 has not yet become effective. A proxy statement/prospectus will be sent to all Inpixon stockholders as of the applicable record date established for voting on the transaction and to the stockholders of XTI. Inpixon also will file other documents regarding the Proposed XTI Transaction with the SEC.

Before making any voting decision, investors and security holders are urged to read the registration statement, the proxy statement/prospectus, any amendments thereto, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed XTI Transaction as they become available because they will contain important information about Inpixon, XTI and the Proposed XTI Transaction.

Investors and securityholders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Inpixon through the website maintained by the SEC at www.sec.gov.

The documents filed by Inpixon with the SEC also may be obtained free of charge at Inpixon’s website at www.inpixon.com or upon written request to: Inpixon, 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS COMMUNICATION, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS COMMUNICATION. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements about the Proposed XTI Transaction

This Current Report, along with the exhibits attached hereto, contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Current Report, including statements regarding the benefits of the Proposed XTI Transaction and the anticipated timing of the completion of the Proposed XTI Transaction, are forward-looking statements.

Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Inpixon and its management, and XTI and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to:

●	the risk that the Proposed XTI Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Inpixon’s securities;

●	the failure to satisfy the conditions to the consummation of the Proposed XTI Transaction, including the adoption of the merger agreement by the shareholders of Inpixon;

●	the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement;

●	the adjustments permitted under the merger agreement to the exchange ratio that could result in XTI shareholders or Inpixon shareholders owning less of the post-combination company than expected;

●	the effect of the announcement or pendency of the Proposed XTI Transaction on Inpixon’s and XTI’s business relationships, performance, and business generally;

●	the risks that the Proposed XTI Transaction disrupts current plans of Inpixon and XTI and potential difficulties in Inpixon’s and XTI’s employee retention as a result of the Proposed XTI Transaction;

●	the outcome of any legal proceedings instituted against XTI or against Inpixon related to the merger agreement or the Proposed XTI Transaction;

●	failure to realize the anticipated benefits of the Proposed XTI Transaction;

●	the inability to meet and maintain the listing of Inpixon’s securities (or the securities of the post-combination company) on Nasdaq;

●	the risk that the price of Inpixon’s securities (or the securities of the post-combination company) may be volatile due to a variety of factors, including changes in the highly competitive industries in which Inpixon and XTI operate,

●	the inability to implement business plans, forecasts, and other expectations after the completion of the Proposed XTI Transaction, and identify and realize additional opportunities;

●	variations in performance across competitors, changes in laws, regulations, technologies that may impose additional costs and compliance burdens on Inpixon and XTI’s operations, global supply chain disruptions and shortages,

●	national security tensions, and macro-economic and social environments affecting Inpixon and XTI’s business and changes in the combined capital structure;

●	the risk that XTI has a limited operating history, has not yet manufactured any non-prototype aircraft or delivered any aircraft to a customer, and XTI and its current and future collaborators may be unable to successfully develop and market XTI’s aircraft or solutions, or may experience significant delays in doing so;

●	the risk that XTI is subject to the uncertainties associated with the regulatory approvals of its aircraft including the certification by the Federal Aviation Administration, which is a lengthy and costly process;

●	the risk that the post-combination company may never achieve or sustain profitability;

●	the risk that XTI, Inpixon and the post-combination company may be unable to raise additional capital on acceptable terms to finance its operations and remain a going concern;

●	the risk that the post-combination company experiences difficulties in managing its growth and expanding operations;

●	the risk that XTI’s conditional pre-orders (which include conditional aircraft purchase agreements, non-binding reservations, and options) are canceled, modified, delayed or not placed and that XTI must return the refundable deposits;

●	the risks relating to long development and sales cycles, XTI’s ability to satisfy the conditions and deliver on the orders and reservations, its ability to maintain quality control of its aircraft, and XTI’s dependence on third parties for supplying components and potentially manufacturing the aircraft;

●	the risk that other aircraft manufacturers develop competitive VTOL aircraft or other competitive aircraft that adversely affect XTI’s market position;

●	the risk that XTI’s future patent applications may not be approved or may take longer than expected, and XTI may incur substantial costs in enforcing and protecting its intellectual property;

●	the risk that XTI’s estimates of market demand may be inaccurate;

●	the risk that XTI’s ability to sell its aircraft may be limited by circumstances beyond its control, such as a shortage of pilots and mechanics who meet the training standards, high maintenance frequencies and costs for the sold aircraft, and any accidents or incidents involving VTOL aircraft that may harm customer confidence; and

●	other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Inpixon’s Annual Report on Form 10-K for the year ended December, 31, 2022, which was filed with the SEC on April 17, 2023 (the “2022 Form 10-K”), the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2023 filed on May 16, 2023, the Current Report on Form 8-K filed on July 25, 2023, the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 filed on August 18, 2023, and in the section entitled “Risk Factors” in XTI’s periodic reports filed pursuant to Regulation A of the Securities Act including XTI’s Annual Report on Form 1-K for the year ended December 31, 2022, which was filed with the SEC on July 13, 2023 (the “2022 Form 1-K”), as such factors may be updated from time to time in Inpixon’s and XTI’s filings with the SEC, the registration statement on Form S-4 and the proxy statement/prospectus contained therein. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Inpixon nor XTI gives any assurance that either Inpixon or XTI or the post-combination company will achieve its expected results. Neither Inpixon nor XTI undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Participants in the Solicitation

XTI and Inpixon and their respective directors and officers and other members of management may, under SEC rules, be deemed to be participants in the solicitation of proxies from Inpixon’s stockholders with the Proposed XTI Transaction and the other matters set forth in the registration statement. Information about Inpixon’s and XTI’s directors and executive officers is set forth in Inpixon’s filings and XTI’s filings with the SEC, including Inpixon’s 2022 Form 10-K and XTI’s 2022 Form 1-K. Additional information regarding the direct and indirect interests, by security holdings or otherwise, of those persons and other persons who may be deemed participants in the Proposed XTI Transaction may be obtained by reading the proxy statement/prospectus regarding the Proposed XTI Transaction when it becomes available. You may obtain free copies of these documents as described above under “Important Information About the Proposed Transaction and Where to Find It.”

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Separation Agreement, dated as of October 23, 2023, by and between Inpixon and Grafiti Holding Inc.

2.2*	Business Combination Agreement, dated as of October 23, 2023, by and among Inpixon, Grafiti Holding Inc., 1444842 B.C. Ltd. and Damon Motors Inc.

10.1	Form of Securities Purchase Agreement by and between Damon Motors Inc. and Inpixon.

10.2	Form of Convertible Promissory Note to be issued by Damon Motors Inc. to Inpixon.

10.3	Form of Common Share Purchase Warrant to be issued by Damon Motors Inc. to Inpixon.

10.4	Form of Securityholder Support Agreement by and among Inpixon, Grafiti Holding Inc., Damon Motors Inc. and certain securityholders.

10.5	Form of Lockup Agreement by and among Grafiti Holding Inc., Damon Motors and certain securityholders who are insiders.

10.6	Form of Lockup Agreement by and among Grafiti Holding Inc., Damon Motors and certain securityholders who are not insiders.

99.1	Press Release dated October 23, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Inpixon agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: October 23, 2023	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer